Vanguard(R)Massachusetts Tax-Exempt Fund
Annual Report * November 30, 2001

BOND

The Vanguard Group(R)

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.
     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

Contents

Letter from the Chairman                                  1
Report from the Adviser                                   7
Fund Profile                                             10
Glossary of Investment Terms                             11
Performance Summary                                      12
Financial Statements                                     13
Advantages of Vanguard.com                               24

Summary
* Vanguard Massachusetts Tax-Exempt Fund earned an excellent total return in fiscal 2001, topping the results of its average peer.
*    The fund's yield fell during the 12 months, from 5.15% to 4.45%.
* Thanks to rising bond prices, total returns from fixed income securities far exceeded those of stocks, which sagged under the weight of an economic recession and sharply lower corporate profits.

Letter from the Chairman
[PHOTO-John J. Brennan]

Dear Shareholder,
During the 12 months ended November 30, 2001, VANGUARD(R) MASSACHUSETTS TAX-EXEMPT FUND earned a total return of 8.9%, a result that was excellent both on an absolute basis and relative to competing mutual funds.
     The table below presents the 12-month returns for Vanguard Massachusetts Tax-Exempt Fund and its average mutual fund competitor. Our fund is also compared with the Lehman Brothers Municipal Bond Index, a broader measure of the muni market.
     The fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $9.60 per share on November 30, 2000, to $9.97 per share on November 30, 2001, and is adjusted for dividends totaling $0.476 per share from net investment income.

2001 Total Returns                     Fiscal Year Ended
                                             November 30
---------------------------------------------------------
Vanguard Massachusetts Tax-Exempt Fund               8.9%
Average Massachusetts Municipal Debt Fund*           8.2
Lehman Municipal Bond Index                          8.8
---------------------------------------------------------
*Derived from data provided by Lipper Inc.

     It's important to note that, because of the sharp slide in interest rates during the past 12 months, the fund's yield has dropped. At the end of the fiscal year, the fund's yield was 4.45%, down from 5.15% a year earlier. For Massachusetts residents, income earned by our funds is exempt from federal and Massachusetts income taxes (although it may be subject to local taxes and to the alternative minimum tax). That means that for taxpayers in the highest federal income tax bracket (38.6%), the taxable equivalent yield for our fund at the end of the fiscal year was 7.2%.

FINANCIAL MARKETS IN REVIEW
The fiscal year was a study in contrasts in the securities markets: Stocks turned in poor results and bonds posted terrific returns. Most visibly, the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market, returned -11.0%. The period was especially volatile, with a sharp decline during the first ten months followed by a powerful rally in October and November.
     Overall, however, bad news predominated. Economic recession and the deadly terrorist attacks on the United States depressed corporate profits and deflated stock market valuations. The shrinkage in earnings was the more powerful factor in the market's decline. As shown in the chart on the following page, even while stock prices were plummeting, price/earnings ratios held relatively steady for the year.

--------------------------------------------------------------------------------
Stock Prices and Earnings Decline . . .
[CHART]

 . . . But Valuations End Little Changed
[CHART]

The market sank, but price/earnings (P/E) ratios ended the fiscal year close to where they started.
--------------------------------------------------------------------------------
Sources: Standard & Poor's Corporation and The Vanguard Group

     In the stock market, performance conformed to clear patterns: severe weakness in large growth stocks, surprising strength in small value stocks. The rest of the market followed a less extreme version of the same script: Value bested growth, and smaller stocks outperformed larger ones.
     That said, the conditions that proved so tough on stocks--economic weakness, shrinking profits, and heightened aversion to risk--made for stellar returns on bonds. In an effort to revive the flagging economy, the Federal Reserve Board trimmed short-term interest rates ten times during the year, bringing the target federal funds rate to 2.0%, its lowest level in 40 years. (On December 11, after the fund's fiscal year-end, the Fed cut the rate by another 0.25 percentage point.)
     The yields on intermediate- and long-term bonds followed short-term rates downward, and bond prices rose. (Bond prices move in the opposite direction from interest rates.) For the fiscal year, the Lehman Aggregate Bond Index, a proxy for the total taxable bond market, returned 11.2%, gaining 6.8% from income and 4.4% from the rise in prices.
     What was good news for investors in intermediate- and longer-term bonds was bad news for those investing primarily in money market funds and short-term securities such as certificates of deposit. The average yield on taxable money market funds slipped well below 3%. By the fiscal year-end, prospective returns on these investments were running neck and neck with the rate of inflation, which meant potentially tiny "real," or inflation-adjusted, returns.
     In the municipal bond market, yields declined, though the fall was not as sharp as in the Treasury market. The yield of a high-quality 30-year municipal bond declined 37 basis points (0.37 percentage point) to 5.06%, and the 10-year muni fell 48 basis points to 4.20%. Three-month muni

--------------------------------------------------------------------------------
Market Barometer                                    Average Annual Total Returns
                                                 Periods Ended November 30, 2001
                                              ----------------------------------
                                                    One       Three         Five
                                                   Year       Years        Years
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       11.2%        6.6%         7.4%
Lehman 10 Year Municipal Bond Index                8.2         5.1          6.1
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                          4.5         5.0          5.1
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -12.2%        0.5%        10.1%
Russell 2000 Index (Small-caps)                    4.8         6.4          6.8
Wilshire 5000 Index (Entire market)              -11.0         0.8          9.1
MSCI EAFE Index (International)                  -19.8        -4.3          0.4
================================================================================
CPI
Consumer Price Index                               1.9%        2.7%         2.3%
--------------------------------------------------------------------------------


yields declined 250 basis points, ending the period at 1.70%. The Lehman 10 Year Municipal Bond Index, a good measure of intermediate-term muni bonds, returned 8.2% for the 12 months, as solid price increases supplemented interest income. See the Report From the Adviser on page 7 for more information on the municipal bond market and the relative value of munis versus Treasury bonds.

FISCAL 2001  PERFORMANCE  OVERVIEW
As we noted above, Vanguard Massachusetts Tax-Exempt Fund's return for the 2001 fiscal year was excellent in both absolute and relative terms. Our 8.9% total return consisted of an income return of 5.0% and a 3.9% price increase. (The Performance Summary on page 12 presents a similar breakdown of the fund's returns for each year since inception.) The 0.7-percentage-point margin of superiority over the average Massachusetts municipal bond fund resulted from your fund's skilled investment management and, as we discuss below, from its much lower costs.

QUALITY MATTERS OVER THE LONG RUN
On average, the credit quality of the bonds selected by our investment adviser, Vanguard's Fixed Income Group, is higher than the credit quality of bonds owned by our average mutual fund peer. Over short periods, higher credit quality can be either a detriment or an advantage, because returns from higher-quality bonds and lower-quality bonds often vary. Over the long run, however, we believe that our tilt toward higher-quality bonds is a prudent stance.
     Though we emphasize higher-quality--and, thus, lower-yielding--bonds than our competitors, we have provided superior performance because our cost advantage more than makes up for the difference in yields.

COSTS CONSUME RETURNS
It's almost impossible to overstate the importance of costs in fixed income investing, particularly when it comes to money market funds. Fund expenses

--------------------------------------------------------------------------------
THE GAP IN RETURNS BETWEEN YOUR FUND AND ITS COMPETITORS RESULTED FROM THE FUND'S SKILLED INVESTMENT MANAGEMENT AND ITS MUCH LOWER COSTS.
--------------------------------------------------------------------------------

are deducted directly from the income that funds pay to their shareholders. This deduction occurs in both good and bad markets, and regardless of whether interest rates are high or low. However, the impact of these expenses is greatest when interest rates are low, because a fund's costs then consume a bigger percentage of its gross income. In fact, in the current market environment, some municipal money market funds now charge more in expenses than they offer in yield.
     Although it is impossible to avoid expenses, you can limit the percentage of your return that is forfeited to these charges. In the 2001 fiscal year, the Massachusetts Tax-Exempt Fund had an expense ratio (annual expenses as a percentage of average net assets) of 0.16%, or $1.60 per $1,000 invested, a fraction of the 1.15% charged by the average Massachusetts tax-exempt fund. That means that our fund has a huge advantage over its peers: We're fishing in the same pool of securities, yet our peers are charging expenses that are about seven times higher.
     We realize that an investment in our funds represents an acceptance of our philosophy, and we pledge to continue to earn your trust. We thank you for entrusting your hard-earned money to us.

AS RATES FALL, RISK RISES
In light of the strong performance of bonds over the past 12 months, it's important to keep in mind that bonds are not risk-free. In fact, as interest rates have slid over the past year, the risk in bond investing has risen dramatically. The prices of existing bonds rise when interest rates decline, because securities that offer more income become more valuable. This price boost contributes to a fund's total return, which consists of the income paid by the bonds and the change in the value of the bonds.
     Over the past year, that combination has added up to strong returns for bonds. But looking ahead, it's wise to expect that bond returns won't be nearly as high. This is because the income earned by bonds is lower today than it was a year ago. Also, because rates have already fallen significantly, further big price gains are not likely. Still, bonds are a great source of income, and they can provide valuable diversification to a portfolio of stocks.

--------------------------------------------------------------------------------
AS INTEREST RATES HAVE SLID OVER THE PAST YEAR, THE RISK IN BOND INVESTING HAS RISEN DRAMATICALLY.
--------------------------------------------------------------------------------

THE MUNICIPAL BOND TAX ADVANTAGE
For Massachusetts residents, the income earned by our fund is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in our fund can earn significantly more after-

4
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--------------------------------------------------------------------------------
Comparison of Income                                From a Hypothetical $100,000
                                                  Investment: Based on Long-Term
                                                  Yields as of November 30, 2001
--------------------------------------------------------------------------------
Taxable gross income                                                     $5,300
Less taxes (38.6%)                                                       (2,000)
                                                                       ---------
Net after-tax income                                                     $3,300
--------------------------------------------------------------------------------
Tax-exempt income                                                        $5,100
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME ADVANTAGE                                              $1,800
--------------------------------------------------------------------------------
Percentage advantage                                                        55%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2001) of 5.3% for long-term U.S. Treasury bonds and 5.1% for long-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

tax income than they could by investing in U.S. Treasury securities. The table at right illustrates this advantage.
     Of course, there are important differences between state-specific municipal bond funds and U.S. Treasury bonds. Treasuries are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad geographic diversification and thus are more risky than those that spread their investments among many issuers in different states.

LIFETIME PERFORMANCE OVERVIEW
We believe that the true measure of an investment's success is its long-term record. The table below compares the performance of our fund over its life-span, about three years, with that of the average competing mutual fund. The table also shows the growth of hypothetical $10,000 investments made in each at the start. Though our record cannot yet be called "long-term," as you can see, Vanguard Massachusetts Tax-Exempt Fund has established an excellent competitive record so far.

IN  SUMMARY
The turmoil in the stock market over the past 12 months has opened many investors' eyes to the benefits of bonds. But it's important to understand that the strong performance of bonds should not lead investors to abandon a balanced investment program that includes stocks.
     As you build or maintain your portfolio, remember to aim for a diversified mix of stocks, bonds, and short-term investments that is suitable for your

--------------------------------------------------------------------------------
Total Returns                        December 9, 1998, Through November 30, 2001
                 ---------------------------------------------------------------
                       Average                     Final Value of a $10,000
                    Annual Return                     Initial Investment
                 ------------------------       --------------------------------
                                  Average                    Average
                 Vanguard       Competing       Vanguard   Competing    Vanguard
                     Fund            Fund           Fund        Fund   Advantage
--------------------------------------------------------------------------------
Vanguard Massachusetts
 Tax-Exempt Fund     4.8%            3.9%        $11,498     $11,189        $309
--------------------------------------------------------------------------------
goals, time horizon, and tolerance for risk. And always keep in mind that while the financial markets are not within your control, the amount that you pay for your investments is.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer
December 11, 2001

REPORT FROM THE ADVISER

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND recorded a total return of 8.9% during the 12 months ended November 30, 2001. As in fiscal 2000, rising bond prices augmented the fund's return from interest income. We outpaced the average return of competing funds by 0.7 percentage point.

THE ECONOMY ENTERS A RECESSION
The U.S. economy slowed rapidly during the fund's 2001 fiscal year. The production of goods and services--which is measured by "real," or inflation-adjusted, gross domestic product (GDP)--expanded at an annual rate of just 1.3% between January and March, down from 2.3% a year earlier. The National Bureau of Economic Research later said that the nation's ten-year economic expansion ended in March 2001. Employment peaked, six months after industrial production had done so, and a recession began. In the second quarter, GDP grew a tiny 0.3%. Then came the sad events of September 11.
     The terrorist attacks were an extraneous shock to the economy that increased the severity of the slowdown. Consumer spending, which previously had held up well, was stifled. And corporate spending, which had slowed considerably long before the disasters, slowed even further. The Commerce Department pegged third-quarter 2001 GDP at -1.3%. Most analysts expected economic output to decline in the fourth quarter as well.
     The nation's unemployment rate, which just over a year ago reached its lowest point in 30 years (3.9%), climbed steadily in fiscal 2001. Layoffs in the technology sector, combined with dramatic job cuts in the airline and hospitality industries after September 11, helped push the unemployment rate to 5.7% in November. Before October, the monthly unemployment rate had stayed below 5.0% for more than four years.
     Consumer confidence, a factor that is closely watched because spending by individuals accounts for most of the nation's economic activity, deteriorated during the fiscal year, and plunged after September 11.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT THE FUND, WHILE OPERATING WITHIN STATED MATURITY AND STRINGENT QUALITY TARGETS, CAN ACHIEVE A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND MASSACHUSETTS INCOME TAXES BY INVESTING IN HIGH-QUALITY SECURITIES ISSUED BY MASSACHUSETTS STATE, COUNTY, AND MUNICIPAL GOVERNMENTS.
--------------------------------------------------------------------------------
     The Federal Reserve Board acted quickly and decisively to renew confidence and to provide liquidity in the face of the catastrophe. Between September 11 and November 30, the central bank reduced its target for the federal funds rate three times, by a total of 150 basis points (1.50 percentage points). Those rate reductions followed seven cuts (for a total of 300 basis points) earlier in the year. On November 30, the federal funds target stood at 2.0%, about even with the 1.9% inflation rate recorded over the past 12 months. (The Fed dropped its target for short-term interest rates another quarter point on December 11, to 1.75%.) Rates have not been so low since the 1960s.

MUNICIPAL BONDS SHINE
The finances of many state and local governments weakened during the fiscal year. Budget deficits developed as tax receipts declined while demand for public services--and, thus, government expenditures--grew. As a result, we may begin to see some declines in the credit quality of municipal bonds.
     Lower interest rates made it attractive for issuers to call in higher-coupon bonds and replace them with less-costly ones. Across the country, 39% more munis (by dollar value) were issued during the 12 months ended November 30 than in fiscal 2000. In Massachusetts, roughly $10 billion in municipal bonds were issued during the fiscal year, up 15% over the same period one year earlier.
     During the 12 months, municipal bonds recorded terrific absolute returns but underperformed U.S. Treasury bonds. As shown in the table below, yields on municipal bonds declined across the maturity spectrum, pushing prices higher.
     Treasury bonds delivered banner results as yields fell dramatically because of the Fed's interest rate cuts. The biggest declines occurred at the short end of the maturity spectrum. For example, the yield of the 2-year Treasury note declined 277 basis points to 2.84% at the end of the fiscal year. The yield of the 30-year Treasury bond fell 32 basis points to 5.29%. A significant portion of that decline came on October 31, when the U.S. Treasury announced that it would no longer sell the 30-year bond.

--------------------------------------------------------------------------------
YIELDS ON MUNICIPAL BONDS
                                                                          Change
Maturity        November 30, 2001       November 30, 2000         (basis points)
--------------------------------------------------------------------------------
2-year                      2.35%                   4.33%                   -198
5-year                      3.40                    4.46                    -106
10-year                     4.20                    4.68                     -48
30-year                     5.06                    5.43                     -37
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     Yields of municipal securities fell less than those of Treasuries, so munis became increasingly attractive to taxable investors. Two-year municipal bonds, which provided about 77% of a comparable Treasury yield at the end of fiscal 2000, offered 83% of the Treasury yield at the end of fiscal 2001. And 30-year municipal bonds offered 96% of the yield of 30-year Treasuries, meaning that even investors subject to the lowest level of federal income tax would derive more after-tax income from munis than from Treasuries.

Our Investment  Approach
In investing your money, we take prudent risks that are consistent with the fund's policies. Our low operating expenses have enabled us to consistently deliver above-average tax-exempt dividends. Together, sound decision-making and low costs have proved to be a winning combination, helping us to outpace the majority of our peer funds over time. We expect that our approach will serve you equally well in the future.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Daniel S. Solender, Principal
Vanguard Fixed Income Group

December 14, 2001

Fund Profile                                             As of November 30, 2001
 for Massachusetts Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 11.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                                   Lehman
                                                 Fund              Index*
--------------------------------------------------------------------------------
Number of Issues                                  136              41,846
Yield                                            4.5%                4.3%
Yield to Maturity                                4.8%                 ---
Average Coupon                                   5.2%                5.4%
Average Maturity                           10.3 years          13.9 years
Average Quality                                   AA+                 AA+
Average Duration                            7.3 years           7.7 years
Expense Ratio                                   0.16%                  --
Cash Investments                                 0.0%                  --
--------------------------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)

AAA                                       63.5%
AA                                        21.7
A                                          1.9
BBB                                       11.8
BB                                         1.1
B                                          0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


--------------------------
INVESTMENT FOCUS
Credit Quality -- High
Average Maturity -- Long
--------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% of portfolio)

Under 1 Year                         6.9%
1-5 Years                            7.5
5-10 Years                          64.1
10-20 Years                         17.6
20-30 Years                          2.6
Over 30 Years                        1.3
-----------------------------------------
Total                              100.0%
-----------------------------------------


Visit our website
www.vanguard.com
for regularly updated
fund information.

*Lehman Municipal Bond Index.

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

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
Average Duration. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
Average Maturity. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
Yield to Maturity. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

Performance Summary                                      As of November 30, 2001
  for Massachusetts Tax-Exempt Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE December 9, 1998--November 30, 2001
Initial Investment of $10,000

                 Massachusetts     Average Massachusetts       Lehman Municipal
               Tax-Exempt Fund         Municipal Fund*              Bond Index
  12/9/1998          10000                 10000                     10000
     199902          10059                 10037                     10068
     199905           9986                  9992                     10048
     199908           9721                  9712                      9860
     199911           9662                  9627                      9861
     200002           9648                  9593                      9859
     200005           9754                  9672                      9961
     200008          10401                 10212                     10529
     200011          10555                 10343                     10668
     200102          11028                 10734                     11075
     200105          11118                 10777                     11171
     200108          11605                 11236                     11602
     200111          11498                 11189                     11602


                                    Average Annual Total Returns
                                  Periods Ended November 30, 2001
                                  -------------------------------    Final Value
                                            One            Since    of a $10,000
                                           Year        Inception      Investment
Massachusetts Tax-Exempt Fund             8.93%            4.80%         $11,498
Average Massachusetts Municipal
 Debt Fund*                               8.18             3.85           11,189
Lehman Municipal Bond Index               8.75             5.12           11,602
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) December 9, 1998--November 30, 2001

--------------------------------------------------------------------------------
                                   Massachusetts                          Lehman
                                  Tax-Exempt Fund                        Index**
Fiscal                Capital           Income       Total                 Total
Year                   Return           Return      Return                Return
--------------------------------------------------------------------------------
1999                    -7.5%             4.1%       -3.4%                 -1.4%
2000                     3.8              5.4         9.2                   8.2
2001                     3.9%             5.0%        8.9%                  8.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                             Since Inception
                                  Inception       One   ------------------------
                                       Date      Year   Capital   Income   Total
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund     12/9/1998    11.62%     0.25%    4.93%   5.18%
--------------------------------------------------------------------------------




*Derived from data provided by Lipper Inc.
**Lehman Municipal Bond Index.
Note: See Financial Highlights table on page 20 for dividend information since inception.

FINANCIAL STATEMENTS
   NOVEMBER 30, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------
                                                                                            Face      Market
                                                                            Maturity      Amount      Value*
Massachusetts Tax-Exempt Fund                                  Coupon           Date       (000)       (000)
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.0%)
-------------------------------------------------------------------------------------------------------------
Beverly MA GO                                                   4.75%       9/1/2016(2)    1,025       1,029
Beverly MA GO                                                   4.80%       9/1/2017(2)    1,080       1,079
Boston MA GO                                                    5.75%       2/1/2018       1,955       2,094
Boston MA Water & Sewer Comm. Rev.                              5.75%      11/1/2013         540         597
Chelsea MA GO                                                   5.50%      6/15/2009(2)       90          98
Dudley-Charlton MA Regional School Dist. GO                    5.125%      6/15/2014(3)    2,305       2,433
Fall River MA GO                                                5.00%       6/1/2014(3)    3,215       3,326
Foxborough MA Stadium Infrastructure Improvement Rev.           5.75%       6/1/2025       2,500       2,644
Framingham MA Housing Auth. Mortgage Rev.                       6.20%      2/20/2021         900         977
Framingham MA Housing Auth. Mortgage Rev.                       6.35%      2/20/2032       2,000       2,183
Lynn MA GO                                                      5.25%       6/1/2013(2)    1,530       1,620
Malden MA GO                                                    5.10%       8/1/2017(1)    2,765       2,810
Malden MA GO                                                    5.20%       8/1/2014(1)    2,700       2,811
Marlborough MA GO                                               6.75%      6/15/2008(3)    1,400       1,629
Mashpee MA GO                                                  5.125%       2/1/2011(1)    1,025       1,083
Mashpee MA GO                                                   5.35%       2/1/2012(1)    1,525       1,621
Massachusetts Bay Transp. Auth. Rev.                            5.25%       7/1/2030       6,130       6,168
Massachusetts Bay Transp. Auth. Rev.                           5.875%       3/1/2019       2,000       2,169
Massachusetts Bay Transp. Auth. Rev.                            7.00%       3/1/2009       2,000       2,347
Massachusetts Dev. Finance Agency Resource Recovery
 Rev. (Waste Management Inc.)                                   6.90%      12/1/2029       2,000       2,224
Massachusetts Dev. Finance Agency Rev.
 (Mount Holyoke College)                                        5.25%       7/1/2031       4,000       4,027
Massachusetts Dev. Finance Agency Rev. (Smith College)          5.75%       7/1/2014       1,195       1,310
Massachusetts Dev. Finance Agency Rev. (Smith College)          5.75%       7/1/2029       3,000       3,181
Massachusetts Dev. Finance Agency Rev. (Suffolk Univ.)          5.85%       7/1/2029       2,000       2,016

-------------------------------------------------------------------------------------------------------------
                                                                                            Face      Market
                                                                            Maturity      Amount      Value*
Massachusetts Tax-Exempt Fund                                  Coupon           Date       (000)       (000)
-------------------------------------------------------------------------------------------------------------
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)                                5.55%       7/1/2019       1,000         987
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)                                5.65%       7/1/2029       1,500       1,467
Massachusetts Dev. Finance Agency Rev. VRDO
 (Brooks School)                                                1.45%      12/6/2001(1)    1,300       1,300
Massachusetts Dev. Finance Agency Rev. VRDO
 (Smith College)                                                1.30%      12/6/2001         100         100
Massachusetts Educ. Financing Auth. Educ. Loan Rev.             4.55%       7/1/2009(2)    2,000       2,022
Massachusetts Educ. Financing Auth. Educ. Loan Rev.             4.65%       7/1/2010(2)    1,500       1,516
Massachusetts Educ. Financing Auth. Educ. Loan Rev.             5.00%       1/1/2013(2)    2,000       2,024
Massachusetts Educ. Financing Auth. Educ. Loan Rev.             5.30%       1/1/2016(2)    3,000       3,024
Massachusetts Educ. Financing Auth. Educ. Loan Rev.             6.05%      12/1/2017(1)    3,000       3,197
Massachusetts GAN                                              5.125%     12/15/2010       1,480       1,571
Massachusetts GAN                                              5.125%     12/15/2012       1,750       1,831
Massachusetts GAN                                               5.75%     12/15/2010       3,000       3,342
Massachusetts GO                                                4.50%      11/1/2015(2)    2,000       1,951
Massachusetts GO                                                4.75%      12/1/2010       5,000       5,197
Massachusetts GO                                                5.25%       9/1/2008       1,850       1,988
Massachusetts GO                                                5.50%       7/1/2011(2)    3,500       3,804
Massachusetts GO                                               5.625%       6/1/2018       1,450       1,606
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Berklee College of Music)                                     5.00%      10/1/2017(1)Y   1,250       1,263
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Boston Medical Center)                                        5.00%       7/1/2019(1)       50          49
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Caritas Christi Obligated Group)                             5.625%       7/1/2020       2,250       2,198
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Caritas Christi Obligated Group)                              5.70%       7/1/2015       6,165       6,261
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Dana Farber Cancer Project)                                   6.25%      12/1/2022       3,850       4,022
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Pilgrim Health)                                       5.00%       7/1/2018(4)    5,580       5,431
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Univ.)                                                5.50%      1/15/2011       4,230       4,646
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Lahey Clinic Medical Center)                                 5.375%       7/1/2023(1)    3,500       3,517
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Lahey Clinic Medical Center)                                  7.85%       7/1/2003(1)      360         389
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Massachusetts General Hosp.)                                  6.25%       7/1/2012(2)      500         570
Massachusetts Health & Educ. Fac. Auth. Rev. (Milton Hosp.)     5.50%       7/1/2010       1,200       1,252
Massachusetts Health & Educ. Fac. Auth. Rev. (Milton Hosp.)     5.50%       7/1/2016       3,435       3,435
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2003(4)       80          83
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2011       2,080       2,165
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2012       2,850       2,939
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2014       1,000       1,015
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2015(1)      390         400

-------------------------------------------------------------------------------------------------------------
                                                                                            Face      Market
                                                                            Maturity      Amount      Value*
                                                               Coupon           Date       (000)       (000)
-------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                   5.25%       7/1/2015       3,000       3,027
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                                  5.375%       7/1/2024(1)    1,640       1,655
Massachusetts Health & Educ. Fac. Auth. Rev. (Tufts Univ.)      5.25%      2/15/2030       4,000       4,037
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                                      5.875%      10/1/2029(3)    4,000       4,301
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial Health Care Inc.)             5.25%       7/1/2014(2)    1,000       1,037
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial Health Care Inc.)             6.50%       7/1/2021       7,000       7,150
Massachusetts Health & Educ. Fac. Auth. Rev.
 GO VRDO (MIT)                                                  1.15%      12/6/2001         400         400
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO
 (Harvard Univ.)                                                1.20%      12/6/2001       1,900       1,900
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO
 (Univ. of Massachusetts)                                       1.20%      12/5/2001(3)LOC 2,000       2,000
Massachusetts Housing Finance Agency Housing Dev.               5.05%       6/1/2010(1)    1,000       1,003
Massachusetts Housing Finance Agency Housing Dev.               5.15%      12/1/2011(1)    1,615       1,664
Massachusetts Housing Finance Agency Rev.                       5.70%       7/1/2020(2)    1,500       1,527
Massachusetts Housing Finance Agency Rev.                       5.80%       7/1/2030(2)    1,500       1,526
Massachusetts Housing Finance Agency
 Single Family Housing Rev.                                     5.15%      12/1/2012(2)    3,175       3,226
Massachusetts Housing Finance Agency
 Single Family Housing Rev.                                     5.65%       6/1/2031       2,385       2,404
Massachusetts Ind. Finance Agency (Babson College)             5.375%      10/1/2017       1,000       1,019
Massachusetts Ind. Finance Agency Resource
 Recovery Rev. (Refusetech Inc.)                                6.15%       7/1/2002         480         489
Massachusetts Ind. Finance Agency Resource
 Recovery Rev. (Refusetech Inc.)                                6.30%       7/1/2005       6,500       6,872
Massachusetts Ind. Finance Agency Rev.
 (College of the Holy Cross)                                    5.50%       3/1/2016(1)    1,000       1,041
Massachusetts Ind. Finance Agency Rev. (Tufts Univ.)            4.75%      2/15/2028(1)    4,000       3,711
Massachusetts Ind. Finance Auth. Rev.
 (BioMed Research Corp.)                                        0.00%       8/1/2004         520         477
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                              5.00%       7/1/2010(2)    1,250       1,277
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                              5.25%       7/1/2016(1)    4,500       4,622
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                              6.75%     7/1/2002(Prere.) 1,570       1,645
Massachusetts Port Auth. Rev.                                   5.25%       7/1/2008(4)    2,000       2,102
Massachusetts Port Auth. Rev.                                   5.25%       7/1/2008       1,325       1,384
Massachusetts Port Auth. Rev.                                   5.25%       7/1/2013       2,260       2,258
Massachusetts Port Auth. Rev.                                  5.375%       7/1/2018       2,000       1,997
Massachusetts Port Auth. Rev.                                   5.50%       7/1/2009(4)    2,000       2,130
Massachusetts Port Auth. Rev.                                   5.75%       7/1/2010       1,000       1,072
Massachusetts Port Auth. Rev.                                   5.75%       7/1/2019       1,000       1,017
Massachusetts Port Auth. Rev. (US Airways)                      5.25%       9/1/2011(1)    1,480       1,540
Massachusetts Port Auth. Rev. (US Airways)                      5.25%       9/1/2012(1)    1,535       1,584
Massachusetts Port Auth. Rev. (US Airways)                      5.25%       9/1/2013(1)    1,610       1,645
Massachusetts Port Auth. Rev. PUT (United Airlines)             5.75%      10/1/2007       4,450       3,268

-------------------------------------------------------------------------------------------------------------
                                                                                            Face      Market
                                                                            Maturity      Amount      Value*
Massachusetts Tax-Exempt Fund                                  Coupon           Date       (000)       (000)
-------------------------------------------------------------------------------------------------------------
Massachusetts Special Obligation Rev.                           5.00%       6/1/2017       4,895       4,929
Massachusetts Special Obligation Rev.                           5.50%       6/1/2010(2)    3,150       3,340
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                                        0.00%       1/1/2020(1)    3,000       1,148
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                                        5.00%       1/1/2037(1)    4,000       3,822
Massachusetts Water Pollution Abatement Trust                  5.375%       8/1/2027       4,000       4,074
Massachusetts Water Pollution Abatement Trust                   5.50%       8/1/2029       1,000       1,031
Massachusetts Water Pollution Abatement Trust                   5.75%       8/1/2029       3,105       3,278
Massachusetts Water Resources Auth. Rev.                        4.75%      12/1/2021(1)    2,500       2,361
Massachusetts Water Resources Auth. Rev.                        5.50%  7/15/2002(Prere.)      80          82
Massachusetts Water Resources Auth. Rev.                        5.50%   11/1/2006(3)(Prere.) 120         132
Massachusetts Water Resources Auth. Rev.                        5.50%       8/1/2014(4)    3,250       3,541
Massachusetts Water Resources Auth. Rev.                        6.00%      12/1/2011(3)    4,120       4,692
Massachusetts Water Resources Auth. Rev. VRDO                   1.25%      12/5/2001       2,400       2,400
Massachusetts Water Resources Auth. Rev. VRDO                   1.30%      12/5/2001(3)    2,100       2,100
Narragansett MA Regional School Dist. GO                        6.50%       6/1/2013(2)    1,210       1,418
Quabog MA Regional School Dist. GO                              5.50%       6/1/2018(4)    1,355       1,427
Quabog MA Regional School Dist. GO                              5.50%       6/1/2019(4)    1,355       1,420
Rail Connections Inc. Massachusetts Rev.                        5.25%       7/1/2008         705         759
Rail Connections Inc. Massachusetts Rev.                        5.30%       7/1/2009         340         369
Rail Connections Inc. Massachusetts Rev.                        5.40%       7/1/2010         520         575
Rail Connections Inc. Massachusetts Rev.                        5.50%       7/1/2011       1,175       1,307
Rail Connections Inc. Massachusetts Rev.                        6.00%       7/1/2012         570         652
Rail Connections Inc. Massachusetts Rev.                        6.00%       7/1/2014       1,030       1,179
Shrewsbury MA GO                                                5.00%      8/15/2018       3,185       3,204
Shrewsbury MA GO                                                5.00%      8/15/2019       1,000       1,001
Tantasqua MA Regional School Dist. GO                           5.00%      8/15/2020(4)    1,075       1,078
Tantasqua MA Regional School Dist. GO                          5.125%      8/15/2015(4)    2,575       2,690
Univ. of Massachusetts Building Auth. Refunding Rev.           6.875%       5/1/2014       1,000       1,212
Univ. of Massachusetts Building Auth. Rev.                     5.125%      11/1/2019       1,135       1,143
Univ. of Massachusetts Building Auth. Rev.                      5.50%      11/1/2018(2)    2,400       2,508
Westfield MA GO                                                 5.00%       5/1/2020(3)    1,715       1,719
Worcester MA GO                                                 5.00%       8/1/2017(1)    1,920       1,939
Worcester MA GO                                                 5.25%      8/15/2021(3)    1,500       1,516
Worcester MA GO                                                 5.50%      8/15/2014(3)    1,445       1,549
Worcester MA GO                                                 5.50%      8/15/2015(3)    1,190       1,268
Worcester MA GO                                                5.625%      8/15/2016(3)    1,640       1,774
Worcester MA GO                                                 5.75%       4/1/2015(4)    1,000       1,097
                                                                                                  ----------
                                                                                                     275,779
                                                                                                  ----------

Outside Massachusetts:
Puerto Rico GO                                                  5.50%       7/1/2019(2)    2,500       2,725
Puerto Rico Govt. Dev. Bank Rev. VRDO                           1.17%      12/5/2001(1)    5,900       5,900
Puerto Rico Highway & Transp. Auth. Rev. VRDO                   1.20%      12/5/2001(2)    1,000       1,000
Puerto Rico Housing Finance Corp. Home Mortgage Rev.            5.30%      12/1/2028       2,500       2,501
                                                                                                  ----------
                                                                                                      12,126
                                                                                                  ----------
-------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $280,646)                                                                                     287,905
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                      Market
                                                                                                      Value*
                                                                                                       (000)
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.0%)
-------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                 $ 7,806
Liabilities                                                                                           (1,795)
                                                                                                  -----------
                                                                                                       6,011
                                                                                                  -----------
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------
Applicable to 29,472,411 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                          $293,916
=============================================================================================================

NET ASSET VALUE PER SHARE                                                                              $9.97
=============================================================================================================
*See Note A in Notes to Financial Statements.
YSecurity segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see below.

-------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2001, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------
                                                                                          Amount         Per
                                                                                           (000)       Share
-------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                         $287,616       $9.76
Undistributed Net Investment Income                                                           --          --
Accumulated Net Realized Losses--Note E                                                   (1,119)       (.04)
Unrealized Appreciation--Note F
  Investment Securities                                                                    7,259         .25
  Futures Contracts                                                                          160          --
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $293,916       $9.97
-------------------------------------------------------------------------------------------------------------

KEY TO ABBREVIATIONS

GAN--Grant Anticipation Note.
GO--General Obligation Bond.
PUT--Put Option Obligation.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                  MASSACHUSETTS TAX-EXEMPT FUND
                                                   YEAR ENDED NOVEMBER 30, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                               $11,950
--------------------------------------------------------------------------------
  Total Income                                                           11,950
--------------------------------------------------------------------------------
Expenses
 The Vanguard Group--Note B
  Investment Advisory Services                                               33
  Management and Administrative                                             296
  Marketing and Distribution                                                 40
 Custodian Fees                                                               5
 Auditing Fees                                                               11
 Shareholders' Reports                                                        7
--------------------------------------------------------------------------------
  Total Expenses                                                            392
  Expenses Paid Indirectly--Note C                                          (11)
--------------------------------------------------------------------------------
  Net Expenses                                                              381
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,569
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                               1,609
 Futures Contracts                                                         (759)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                    850
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                    6,068
 Futures Contracts                                                          160
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          6,228
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $18,647
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                           Massachusetts
                                                          Tax-Exempt Fund
                                                      Year Ended November 30,
                                                --------------------------------
                                                        2001             2000
                                                       (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                              $ 11,569          $ 7,527
 Realized Net Gain (Loss)                                850             (899)
 Change in Unrealized Appreciation (Depreciation)      6,228     7,393
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                          18,647           14,021
--------------------------------------------------------------------------------
Distributions
 Net Investment Income                               (11,569)          (7,527)
 Realized Capital Gain                                    --               --
--------------------------------------------------------------------------------
  Total Distributions                                (11,569)          (7,527)
--------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                              149,179          105,945
 Issued in Lieu of Cash Distributions                  8,670            5,404
 Redeemed                                            (54,110)         (48,585)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
   Share Transactions                                103,739           62,764
--------------------------------------------------------------------------------
 Total Increase (Decrease)                           110,817           69,258
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                                 183,099          113,841
--------------------------------------------------------------------------------
 End of Period                                      $293,916         $183,099
================================================================================
1Shares Issued (Redeemed)
 Issued                                               14,957           11,423
 Issued in Lieu of Cash Distributions                    869              578
 Redeemed                                             (5,419)          (5,240)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding       10,407            6,761
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------
                                                         Massachusetts Tax-Exempt Fund
                                                 Year Ended November 30,
                                                 ------------------------      Dec. 9, 1998*
For a Share Outstanding Throughout Each Period      2001            2000     to Nov. 30,1999
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $9.60           $9.25              $10.00
--------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                              .476            .479                .420
 Net Realized and Unrealized Gain (Loss)
 on Investments                                     .370            .350               (.750)
--------------------------------------------------------------------------------------------
  Total from Investment Operations                  .846            .829               (.330)
--------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income              (.476)          (.479)              (.420)
 Distributions from Realized Capital Gains            --              --                  --
--------------------------------------------------------------------------------------------
  Total Distributions                              (.476)          (.479)              (.420)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $9.97           $9.60              $ 9.25
============================================================================================
Total Return                                       8.93%           9.25%              -3.38%
============================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)               $294            $183                $114
 Ratio of Total Expenses to Average Net Assets     0.16%           0.19%             0.20%**
 Ratio of Net Investment Income to
  Average Net Assets                               4.77%           5.15%             4.57%**
 Portfolio Turnover Rate                             26%             34%                 39%
============================================================================================

*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2001, the fund had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 0.06% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2001, these arrangements reduced management and administrative expenses by $6,000 and custodian fees by $5,000.

D. During the year ended November 30, 2001, the fund purchased $149,590,000 of investment securities and sold $58,185,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $176,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2001, the fund had available a capital loss carryforward of $784,000 to offset future net capital gains through November 30, 2008.

F. At November 30, 2001, net unrealized appreciation of investment securities for federal income tax purposes was $7,083,000, consisting of unrealized gains of $8,891,000 on securities that had risen in value since their purchase and $1,808,000 in unrealized losses on securities that had fallen in value since their purchase.
     At November 30, 2001, the aggregate settlement value of open futures contracts expiring through March 2002 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                    ----------------------------
                                  Number of          Aggregate
                               Long (Short)         Settlement        Unrealized
Futures Contracts                 Contracts              Value      Appreciation
30-Year Treasury Bond                   210            $21,774              $ 53
10-Year Treasury Note                  (107)            11,583               107
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period December 9, 1998
(commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 7, 2002


--------------------------------------------------------------------------------
Special 2001 Tax Information
  (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2001, is included pursuant to provisions of the Internal Revenue Code.
     The fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using Vanguard.com. On our website, you can:
          * Choose to receive all fund reports, as well as prospectuses, online.
          * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD  MANAGING DIRECTORS
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                             JOHN C. BOGLE FOUNDER;
                    Chairman and Chief Executive, 1974-1996.

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